Exhibit 10.1

AMENDMENT NO. 3 TO THE FORBEARANCE AGREEMENT

THIS AMENDMENT NO. 3 (this “Amendment”), dated as of November 15, 2016, to the Forbearance Agreement dated July 15, 2016, as amended by Amendment No. 1 to the Forbearance Agreement, dated September 13, 2016 and Amendment No. 2 to the Forbearance Agreement, dated October 14, 2016 (the “Forbearance Agreement”), by and among (1) FORBES ENERGY SERVICES LTD, a Texas corporation (the “Issuer”), as issuer of the 9% Senior Notes due 2019 (the “Notes”) issued pursuant to that certain indenture dated as of June 7, 2011 (the “Indenture”) by and among the Issuer, the Guarantors (as defined below) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), (2) the following affiliates of the Issuer: FORBES ENERGY SERVICES LLC, a limited liability company formed under the laws of the State of Delaware (“Energy Services”), TX ENERGY SERVICES, LLC, a limited liability company formed under the laws of the State of Delaware (“TX Energy”), C.C. FORBES, LLC, a limited liability company formed under the laws of the State of Delaware (“C.C.”), and FORBES ENERGY INTERNATIONAL, LLC, a limited liability company formed under the laws of the State of Delaware (“International”; and together with Energy Services, TX Energy, and C.C., each a “Guarantor” and collectively, the “Guarantors”), and, together with the Issuer, the “Obligor Parties”) and (3) certain beneficial holders of the Notes that are party hereto (the “Forbearing Holders”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Forbearance Agreement.

WHEREAS, the Obligor Parties and the Forbearing Holders desire to amend the
Forbearance Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the receipt and sufficiency of which are severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definition of Forbearance Termination Date: Section 1(a) of the Forbearance Agreement with respect to the definition of the “Forbearance Termination Date” is hereby amended and restated in its entirety as follows:

“Forbearance Termination Date” shall mean the sooner to occur of (a) 11:59 o’clock p.m. Central Standard Time on November 30, 2016 and (b) the date on which the agreement to forbear terminates as provided in Section 4 of this Agreement.”

2. Forbearance Conditions: Section 3(b) of the Forbearance Agreement is hereby amended and restated as follows:

(i) delete “and” at the end of Section 3(b)(vii);

(ii) add “and” at the end of Section 3(b)(viii); and

(iii) add the following new Section 3(b)(ix).

“Termination of the agreement to forbear pursuant to that certain Forbearance Agreement and Fourth Amendment to Loan and Security Agreement dated July 15, 2016, by and among Forbes Energy Services, TX Energy Services, C.C. Forbes, LLC, Superior Tubing Testers, LLC and Forbes Energy International, LLC and Regions Bank, as amended.”

3. Condition Precedent to Effectiveness of Amendment: It shall be a condition precedent to the effectiveness of this Amendment that REGIONS BANK, an Alabama bank organized under the laws of the State of Alabama, has entered into that certain First Amendment to Forbearance Agreement and Fourth Amendment to Loan and Security Agreement, which agreement changes the definition of Forbearance Termination Date to:

“‘Forbearance Termination Date’ shall mean the sooner to occur of (a) 5:01 o'clock p.m. on December 28, 2016 and (b) the date on which the agreement to forbear terminates as provided in Section 4 of this Agreement.”

4. No Other Amendment: Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Forbearance Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered on the date first written above.

ISSUER:
FORBES ENERGY SERVICES LTD

By:___________________________________
Name: _____________________________
Title:_______________________________

GUARANTORS: FORBES ENERGY SERVICES, LLC

By:___________________________________
Name: _____________________________
Title:_______________________________

TX ENERGY SERVICES, LLC

By:___________________________________
Name: _____________________________
Title:_______________________________

C. C. FORBES, LLC

By:___________________________________
Name: _____________________________
Title:_______________________________

FORBES ENERGY INTERNATIONAL, LLC

By:___________________________________
Name: _____________________________
Title:_______________________________

[Signature Page to Amendment No. 3 to Forbearance Agreement (Forbes Energy Services)]

HOLDERS:

By:___________________________________
Name: _____________________________
Title:_______________________________

By:___________________________________
Name: _____________________________
Title:_______________________________

By:___________________________________
Name: _____________________________
Title:_______________________________

By:___________________________________
Name: _____________________________
Title:_______________________________

By:___________________________________
Name: _____________________________
Title:_______________________________

[Signature Page to Amendment No. 3 to Forbearance Agreement (Forbes Energy Services)]